Letter amending facility agreement

St. George Bank Limited ABN 92 055 513 070 Level 9 65 Berry Street NORTH SYDNEY NSW 2060 Phone 02 8923 2743 Facsimile 02 8923 2746 e-mail fairjonesr@stgeorge.com.au

21 November 2008
The Secretary AMT Australia Holdings Pty Limited Level 1 204-218 Botany Road ALEXANDRIA NSW 2015
Attention: Dilip Shrestha
Dear Dilip

Re : Facilities Amendments

We refer to the Facility offer from us to you dated 22 October 2008 and accepted by you on 06 November 2008 (“facility agreement”). We also refer to our recent discussions relating to the Commercial Overdraft and the Commercial Bill Acceptance/Discount Facility. We are pleased to offer you the following:

- Details of the amendment are set out below.

Facilities	• Commercial Overdraft	$500,000
	• Commercial Bill Acceptance/Discount	$1,900,000

Total Facility Limits	Total of all Limits (excluding sub-limits) is:	$2,400,000

Security Amendment	Release Whygo Video Conferencing Pty Limited from providing the following security: • Limited Cross Guarantee for $2,400,000 • Fixed & Floating

All other terms of the facility agreement (including the Standard Terms) continue to apply.

Meaning of words	The meaning of the words printed in italics and of some other common key words is explained at the end of the Standard Terms.

Fees	You must pay us the following fees:

Legal Fees and other costs for preparing the security documents and this agreement and reviewing documents presented to us under this agreement - payable once this letter is returned to the bank

How to accept	You may accept this offer by signing the enclosed copy and returning it within one month of the date of this letter.

If you do not, our offer is automatically withdrawn.

Yours sincerely

Ross Fairjones Relationship Manager

Acceptance by you:

By signing this document, you:

1.	accept the facilities on the terms set out in this facility offer and the General Standard Terms

2.	acknowledge that:

(a)	a legally binding contract is created between you and us

(b)	you have made your own independent judgment and decision to enter this facility agreement and are not relying on any information given or representations made by us to you

3.	make the declarations in the General Standard Terms.

We recommend that you obtain independent legal and financial advice before entering into this facility agreement.

EXECUTED by AMI AUSTRALIA PTY LIMITED (ABN 56 095 238 645 ) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:	) ) ) ) )
Signature of Director	) ) ) ) )	Signature of director/company secretary* *delete whichever is not applicable
Name of director (block letters)	) ) ) )	Name of director/company secretary* (block letters)
	)	*delete whichever is not applicable
)
Dated:	)	Dated:

Acknowledgement by guarantor(s):

The terms of this facility agreement are acknowledged by each guarantor

EXECUTED by AMI INTERNATIONAL PTY LIMITED (ABN 14 120 970 461) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:	) ) ) ) )
Signature of Director	) ) ) ) )	Signature of director/company secretary* *delete whichever is not applicable
Name of director (block letters)	) ) ) )	Name of director/company secretary* (block letters)
	)	*delete whichever is not applicable
)
Dated:	)	Dated:

EXECUTED by AMI MANAGEMENT PTY LIMITED (ABN 56 116 456 136) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:	) ) ) ) )
Signature of Director	) ) ) ) )	Signature of director/company secretary* *delete whichever is not applicable
Name of director (block letters)	) ) ) )	Name of director/company secretary* (block letters)
	)	*delete whichever is not applicable
)
Dated:	)	Dated:

Acknowledgement by guarantor(s):

EXECUTED by PE PATENT HOLDCO PTY LIMITED (ABN 65 116 786 737) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:	) ) ) ) )
Signature of Director	) ) ) ) )	Signature of director/company secretary* *delete whichever is not applicable
Name of director (block letters)	) ) ) )	Name of director/company secretary* (block letters)
	)	*delete whichever is not applicable
)
Dated:	)	Dated:

EXECUTED by ADVANCED MEDICAL INSTITUTE PTY LIMITED (ABN 21 117 372 915) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:	) ) ) ) )
Signature of Director	) ) ) ) )	Signature of director/company secretary* *delete whichever is not applicable
Name of director (block letters)	) ) ) )	Name of director/company secretary* (block letters)
	)	*delete whichever is not applicable
)
Dated:	)	Dated:

Acknowledgement by guarantor(s):

EXECUTED by INTELLIGENT MEDICAL TECHNOLOGIES PTY LIMITED (ABN 30 107 047 496) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:	) ) ) ) ) )
Signature of Director	) ) ) ) )	Signature of director/company secretary* *delete whichever is not applicable
Name of director (block letters)	) ) ) )	Name of director/company secretary* (block letters)
	)	*delete whichever is not applicable
)
Dated:	)	Dated:

EXECUTED by WORLDWIDE PE PATENT PTY LIMITED (ABN 16 117 157 427) in accordance with section 127(1) of the Corporations Act 2001 (Cwlth) by authority of its directors:	) ) ) ) )
Signature of Director	) ) ) ) )	Signature of director/company secretary* *delete whichever is not applicable
Name of director (block letters)	) ) ) )	Name of director/company secretary* (block letters)
	)	*delete whichever is not applicable
)
Dated:	)	Dated: